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                                                                   EXHIBIT 10.19

18th Floor

                       FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement ("Amendment") is made and entered into on this 24th day of December, 1996 (the "Effective Date"), by and between 50 West San Fernando Associates, a California Limited Partnership ("Landlord"), and AboveNet, a California corporation ("Tenant"), and recites as follows:

                                    RECITALS

A. Landlord and Tenant entered into that certain Lease Agreement dated May 15, 1996 (the "Lease"), pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, certain premises consisting of approximately 2000 rentable square feet located on the 18th floor of that certain building located at 50 West San Fernando Street, San Jose, CA. (the "Premises"). Except as otherwise provided herein, the capitalized terms used herein shall have the same meanings and definitions as are set forth in the Lease.

B. The Lease provides to Tenant certain rights to cancel the Lease prior to the Termination date set forth therein. As an inducement for Landlord to lease additional space within the Building to Tenant (pursuant to a separate lease) and for other good and valuable consideration, Tenant is willing to release any rights it may have to cancel the Lease.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

1. EXTINGUISHMENT OF TENANT'S RIGHT TO CANCEL. The provisions of Section 2.6 of the Lease and any other provisions of the Lease which may grant to Tenant the right to cancel or terminate the Lease or to otherwise relieve Tenant of any of its obligations under the Lease prior to the Termination date are hereby deleted and, as of the Effective Date hereof, shall be of no further force or effect. This Amendment shall constitute a waiver by Tenant of any of the cancellation or termination rights referenced in this
     Section 1 and a full revocation of any attempt on the part of Tenant, whether prior to or following the Effective Date hereof, to exercise any such cancellation or termination rights.

2.   MISCELLANEOUS.

     2.1 SUCCESSORS AND ASSIGNS. The terms and provisions of this Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

     2.2 INTEGRATION. The terms and provisions of this Amendment shall constitute all of the terms and provisions which have been agreed to between Landlord and Tenant with respect to the amendment of the Lease and there are no other terms


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             and provisions, oral or written, which apply to the amendment of the Lease except as set forth herein and in the Lease.

      2.3 COUNTERPARTS. This Amendment may be executed in multiple counterparts, and all of such counterparts shall together constitute one fully executed document.

      2.4 FULL FORCE AND EFFECT. Except as amended by this Amendment, the terms and provisions of the Lease shall remain unmodified and in full force and effect (including, without limitation, any rights which Landlord may have to cancel or terminate the Lease, as set forth in Section 16.2.1 and elsewhere in the Lease). In the event of any conflict or inconsistency between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall control.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment on the date first set forth above.


                           LANDLORD:

                           50 WEST SAN FERNANDO ASSOCIATES,
                           a California limited partnership

                           By: SFG SAN JOSE COMPANY, LLC, INC.
                           an Indiana limited liability company


                                   By:   MELVIN SIMON & ASSOCIATES, INC.
                                         its Manager

                                         By: [SIG]
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                           TENANT:

                           ABOVENET,
                           a California corporation



                           By:  /s/  SHERMAN TUAN
                              -------------------------------
                                     Sherman Tuan, president